UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 11, 2007
General Cable Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	001-12983	06-1398235

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
4 Tesseneer Drive, Highland Heights, Kentucky 41076-9753
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (859) 572-8000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
STOCK PURCHASE AGREEMENT
PRESS RELEASE OF GENERAL CABLE CORPORATION
PRESS RELEASE OF GENERAL CABLE CORPORATION

Forward-Looking Statements
     Certain statements in this Current Report on Form 8-K (the “Current Report”) of General Cable Corporation, a Delaware corporation (the “Company”), including, without limitation, statements regarding future financial results and performance, plans and objectives, capital expenditures and the Company’s or management’s beliefs, expectations or opinions, are forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those statements as a result of factors, risks and uncertainties over which the Company has no control. Such factors include reliance on dividends and other transfers from subsidiaries to repay indebtedness; ability to service outstanding indebtedness; the Company’s failure to comply with covenants in existing and future financing arrangements; covenants contained in existing indebtedness that restrict the Company’s business operations; downgrade in the Company’s credit ratings; ability to repurchase outstanding notes; ability to pay the conversion price on convertible notes; the economic strength and competitive nature of the geographic markets that the Company serves; economic, political and other risks of maintaining facilities and selling products in foreign countries; changes in industry standards and regulatory requirements; advancing technologies, such as fiber optic and wireless technologies; volatility in the price of copper and other raw materials, as well as fuel and energy and the Company’s ability to reflect such volatility in its selling prices; interruption of supplies from the Company’s key suppliers; the failure to negotiate extensions of the Company’s labor agreements on acceptable terms; the Company’s ability to increase manufacturing capacity and achieve productivity improvements; the Company’s dependence upon distributors and retailers for non-exclusive sales of certain of the Company’s products; pricing pressures in the Company’s end markets; the Company’s ability to maintain the uncommitted accounts payable or accounts receivable financing arrangements in its European operations; the impact of any additional charges in connection with plant closures and the Company’s inventory accounting practices; the impact of certain asbestos litigation, unexpected judgments or settlements and environmental liabilities; the ability to successfully integrate the Stock Purchase (as defined below) and other acquisitions, costs associated with the Stock Purchase and other acquisitions; the receipt and timing of regulatory approvals for the Stock Purchase; ability to finance the Purchase Price (as defined below) and expiration of the commitment letter; the possibility that the Stock Purchase will not close; the reaction of customers, suppliers and competitors to the Stock Purchase; loss of key employees of the Acquired Companies (as defined below); general market perception of the Stock Purchase; diversion of management attention from other business concerns due to the Stock Purchase and other acquisitions; undisclosed or unanticipated liabilities and risks resulting from the Stock Purchase; increased indebtedness resulting from the funding of the Stock Purchase; operations in additional foreign countries and political instability in such countries; the ability to successfully identify and finance other acquisitions; the impact of terrorist attacks or acts of war which may affect the markets in which the Company operates; the Company’s ability to retain key employees; the Company’s ability to service debt requirements and maintain adequate domestic and international credit facilities and credit lines; the impact on the Company’s operating results of its pension accounting practices; the Company’s ability to avoid limitations on utilization of net losses for income tax purposes; volatility in the market price of the Company’s common stock all of which are more fully discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2007, as well as any current and periodic reports filed with the Commission subsequent to such date. The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 1.01	Entry into a Material Definitive Agreement.
Stock Purchase Agreement
     On September 12, 2007, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (“Freeport”), Phelps Dodge Corporation, a New York corporation (“PDC”), Phelps Dodge Industries, Inc., a Delaware corporation (“PDI”), and Habirshaw Cable and Wire Corporation, a New York corporation (“Habirshaw”, and together with Freeport, PDC and PDI, the “Sellers”).
     Pursuant to the Stock Purchase Agreement, the Company has agreed to acquire through a stock purchase (the “Stock Purchase”) all of the Sellers’ equity interests in the companies (the “Acquired Companies”) through which it conducts its worldwide wire and cable business (the “Business”) for an aggregate cash purchase price of $735 million (the “Purchase Price”), subject to adjustment as provided for in the Stock Purchase Agreement to take into account, among other things, the net effect of any dividends and distributions made from the Acquired Companies to, and capital contributions made from, Freeport.
     The Company and the Sellers have made customary representations and warranties in the Stock Purchase Agreement and have agreed to customary covenants, including the Sellers’ covenant regarding operation of its business prior to the closing and the Sellers’ covenant prohibiting the Sellers, its subsidiaries and its representatives from soliciting, or providing confidential information or entering into discussions with respect to alternative transactions. Pursuant to the Stock Purchase Agreement, the Sellers have agreed to assign the trademarks and tradenames “Phelps Dodge International Corporation” and “PDIC” and the related logos to the Company.
     The Stock Purchase does not require the approval of the Company’s stockholders and is not conditioned on receipt of financing by the Company. The Stock Purchase is subject to customary closing conditions, including, among others, the absence of certain legal impediments to consummation of the Stock Purchase and competition law filings with foreign governmental authorities. In the Stock Purchase Agreement, the Sellers have agreed to a five year covenant not to compete that prevents them during that period from establishing, owning, leasing, operating, managing, financing, or controlling a business anywhere in the world that competes with the Business.
     The Stock Purchase Agreement may be terminated by the Company or the Sellers, if the closing of the Stock Purchase shall not have taken place on or before December 31, 2007 (the “Sunset Date”), other than due to the failure of the terminating party to fulfill its obligations under the Stock Purchase Agreement. The Sunset Date shall be extended to February 29, 2008, under certain circumstances specified in the Stock Purchase Agreement, including, but not limited to, the failure to receive from the Sellers the financial statements for the Acquired Companies required by the Stock Purchase Agreement to be delivered by November 15, 2007.
     The foregoing summary of the Stock Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such document that is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.
     The Stock Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Company. The representations, warranties and covenants contained in the Stock Purchase Agreement are made only for purposes of that agreement and as of the specific dates set forth therein, are solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Stock Purchase Agreement, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, the Sellers, the Acquired Companies or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of these agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Commitment Letters
     Senior Secured Revolving Credit Facility
     On September 11, 2007, the Company’s wholly owned subsidiary, General Cable Industries, Inc., a Delaware corporation (“Industries”), signed a letter (the “Credit Facility Commitment Letter”) with Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc. (“Merrill Lynch”), pursuant to which Merrill Lynch has committed to provide Industries, through a syndicate of financial institutions with Merrill Lynch acting as agent, a senior secured revolving loan facility with borrowing capacity of up to $400.0 million to: (i) facilitate the Stock Purchase; (ii) refinance and/or amend and restate indebtedness under Industries’ existing revolving credit facility agented by Merrill Lynch (the “Existing Facility”); and (iii) provide funds for general corporate purposes of Industries (the “Credit Facility”). The Credit Facility Commitment Letter expires on December 31, 2007. The Credit Facility will be guaranteed, on a first lien secured basis, by various subsidiaries of the Company, including the guarantors of the Existing Facility, certain Canadian subsidiaries and certain domestic and Canadian acquired entities and will be secured by perfected liens upon, and pledges of, the assets of these subsidiaries and by equity pledges of domestic and Canadian acquired entities, first tier foreign subsidiaries of domestic and Canadian acquired entities and an acquired Thai entity to the extent the Company obtains the consent of the Thai entity’s minority shareholder to the equity pledge.

     The closing of the Credit Facility is subject to the negotiation of mutually acceptable definitive documentation, which will include customary representations and warranties, affirmative and negative covenants, including financial covenants, yield protection, indemnities, expense reimbursement, and events of default and other terms and conditions consistent with those terms in the Existing Facility documentation. Merrill Lynch’s obligation to fund the Credit Facility is subject to the satisfaction of specified conditions, including, but not limited to, the consummation of the Stock Purchase in accordance with the terms of the Stock Purchase Agreement and other related documentation, a minimum of excess availability under the Credit Facility after the consummation of the Stock Purchase, and other customary conditions, including, but not limited to, no adverse changes, customary loan and security documentation and the receipt of regulatory and third party approvals.
     The above description of the terms of the Credit Facility is based solely on the Credit Facility Commitment Letter, and therefore may be subject to material change prior to or in connection with any entry by the Company into definitive documentation in respect thereof.
     Second Lien Interim Loan
     On September 11, 2007, the Company signed a letter (the “Interim Facility Commitment Letter”) with Merrill Lynch Capital Corporation (“Merrill Lynch Capital”), pursuant to which Merrill Lynch Capital has committed to loan the Company, through a syndicate of financial institutions with Merrill Lynch Capital acting as agent, up to $300.0 million to facilitate the Stock Purchase (the “Interim Facility”). The Interim Facility Commitment Letter expires on February 29, 2008. The Interim Facility will be guaranteed, on a second lien secured basis, by each subsidiary of the Company that guarantees the Credit Facility and will have a term of one year (the “Interim Facility Expiration Date”). On the Interim Facility Expiration Date, unless the Company is in bankruptcy or there has been an acceleration of the Credit Facility (or any refinancing thereof) or the Interim Facility or a payment default under the Interim Facility and subject to the receipt of all fees due to the lenders, each lender (and participant) shall have its interest in the Interim Facility exchanged for, at the option of each lender, either (i) second lien secured senior debt securities, evidenced by an indenture consistent with then market terms and maturing on the seventh anniversary of the Interim Facility Expiration Date, or (ii) second lien secured senior loans maturing on the seventh anniversary of the Interim Facility Expiration Date. The Interim Facility will be secured by a perfected second lien on, and pledge of, all of the intercompany notes of the Company and all of the capital stock and intercompany notes of each of the direct and indirect domestic and first tier foreign subsidiaries of the Company existing on the closing date of the Stock Purchase or thereafter created or acquired and a perfected lien on, and security interests in, substantially all of the tangible and intangible properties and assets of the Company and each guarantor subsidiary.
     The Interim Facility is subject to the negotiation of mutually acceptable definitive documentation, which will include customary representations and warranties, indemnities, affirmative and negative covenants, including financial covenants, and events of default. Merrill Lynch Capital’s obligation to fund the Interim Facility is subject to the satisfaction of specified conditions, including, but not limited to, the consummation of the Stock Purchase in accordance with the terms of the Stock Purchase Agreement and other related documentation, the information and projections, taken as a whole, provided to Merrill Lynch Capital prior to the date of the Interim Facility Commitment Letter not being misleading or incorrect in any material respect, Merrill Lynch Capital not having received or become aware of any new information regarding or relating to its legal or business due diligence that it reasonably believes to be adverse in any material respect to the interest of the lenders, the amendment or amendment and restatement of the Existing Facility or the entry into a new asset based revolving credit facility with commitments of at least $400.0 million, the receipt of audited financial statements of the Acquired Companies for the fiscal year most recently ended and unaudited financial statements of the Acquired Companies for the year to date period as of the most recent quarter end date, certain proforma financial information related to the Company and giving effect to the Stock Purchase, a minimum of excess availability under the Credit Facility after the consummation of the Stock Purchase, the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated shall have executed and delivered an engagement letter, and such engagement letter shall be in full force and effect and the Company shall not be in breach thereof, and other customary conditions including, but not limited to, no adverse changes, the receipt of requisite regulatory and third party approvals, reimbursed expenses and customary corporate and other documentation.
     The above description of the terms of the Interim Facility is based solely on the Interim Facility Commitment Letter, and therefore may be subject to material change prior to or in connection with any entry by the Company into definitive documentation in respect thereof.

Item 8.01	Other Events.
     On September 12, 2007, the Company issued two press releases, copies of which are furnished as Exhibit 99.1 and Exhibit 99.2 hereto. The information in this Current Report under Item 8.01 (including Exhibit 99.1 and Exhibit 99.2) is being furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for purposes of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended, and Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(c)	The following have been filed as exhibits to this Form 8-K:
2.1	Stock Purchase Agreement, dated as of September 12, 2007, by and among Freeport-McMoRan Copper & Gold Inc., Phelps Dodge Corporation, Phelps Dodge Industries, Inc., Habirshaw Cable and Wire Corporation and General Cable Corporation.*

99.1	Press Release of General Cable Corporation dated September 12, 2007.

99.2	Press Release of General Cable Corporation dated September 12, 2007.

*	All schedules and similar attachments to the Stock Purchase Agreement have been omitted. Copies of such schedules and similar attachments will be furnished supplementally to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

Date: September 12, 2007	By:	/s/ Robert J. Siverd

		Name:	Robert J. Siverd
		Title:	Executive Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

2.1
Stock Purchase Agreement, dated as of September 12, 2007, by and among Freeport-McMoRan Copper & Gold Inc., Phelps Dodge Corporation, Phelps Dodge Industries, Inc., Habirshaw Cable and Wire Corporation and General Cable Corporation.*

99.1	Press Release of General Cable Corporation dated September 12, 2007.

99.2	Press Release of General Cable Corporation dated September 12, 2007.

*	All schedules and similar attachments to the Stock Purchase Agreement have been omitted. Copies of such schedules and similar attachments will be furnished supplementally to the SEC upon request.